[EXHIBIT 99.1]

December 15, 2009

Board of Directors

PR Specialists, Inc.

To Whom It May Concern:

I hereby resign all of my officer positions of PR Specialists, Inc., a Delaware corporation, effective today.

Sincerely,

/s/ Lawrence Ruden

Lawrence Ruden